UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): March 9, 2006

                             THOMAS EQUIPMENT, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)

           Delaware                  333-44586                58-3565680
           --------                 ---------                -----------
  (State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)            File Number)            Identification No.)


       1818 North Farwell Avenue, Milwaukee, WI              53202
       ----------------------------------------              ------
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (312) 224-8812

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Thomas A. Rose, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                                1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On March 9, 2006, Thomas Equipment, Inc., has adopted a Code of Ethics that is applicable to its officers, directors and employees, attached hereto as
Exhibit 14.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of businesses acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable.

(c)   Exhibits

Exhibit
Number                Description
------------------    ----------------------------------------------------------
14.1                  Code of Ethics


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THOMAS EQUIPMENT, INC.

Date:  March 9, 2006                   /s/ CLIFFORD RHEE
                                       -----------------
                                       Clifford Rhee,
                                       President

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